                              THE CHINA FUND, INC.

                                 ANNUAL REPORT

                                OCTOBER 31, 2000

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Highlights                      1
                                                                   Asset Allocation                    2
                                                                   Chairman's Statement                3
                                                                   Investment Managers' Statements     5
                                                                   About the Portfolio Managers       11
                                                                   Schedule of Investments            12
                                                                   Financial Statements               17
                                                                   Notes to Financial Statements      21
                                                                   Report of Independent Auditors     25
                                                                   Dividends and Distributions;       26
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan

THE CHINA FUND, INC.
KEY HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  FUND DATA
------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                              CHN
------------------------------------------------------------------------------
             LISTING DATE                           JULY 10, 1992
------------------------------------------------------------------------------
          SHARES OUTSTANDING                          10,073,173
------------------------------------------------------------------------------
     TOTAL NET ASSETS (10/31/00)                   US$124.6 MILLION
------------------------------------------------------------------------------
      NET ASSET VALUE (10/31/00)                        $12.37
------------------------------------------------------------------------------
       MARKET PRICE (10/31/00)                          $8.94
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 TOTAL RETURN
-------------------------------------------------------------------------------
    PERFORMANCE AS OF
        10/31/00:             NET ASSET VALUE(1)            MARKET PRICE
-------------------------------------------------------------------------------
        12 MONTHS                   -1.90%                     -9.14%
-------------------------------------------------------------------------------
    3-YEAR CUMULATIVE               -22.19%                    -28.35%
-------------------------------------------------------------------------------
    3-YEAR ANNUALIZED               -8.02%                     -10.52%
-------------------------------------------------------------------------------
    5-YEAR CUMULATIVE                3.83%                     -17.84%
-------------------------------------------------------------------------------
    5-YEAR ANNUALIZED                0.75%                     -3.85%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               DIVIDEND HISTORY
-------------------------------------------------------------------------------
       RECORD DATE                  INCOME                  CAPITAL GAINS
-------------------------------------------------------------------------------
        12/31/99                    $0.1110                      --
-------------------------------------------------------------------------------
        12/31/98                    $0.0780                      --
-------------------------------------------------------------------------------
        12/31/97                      --                       $0.5003
-------------------------------------------------------------------------------
        12/31/96                    $0.0834                      --
-------------------------------------------------------------------------------
        12/29/95                    $0.0910                      --
-------------------------------------------------------------------------------
        12/30/94                    $0.0093                    $0.6006
-------------------------------------------------------------------------------
        12/31/93                    $0.0853                    $0.8250
-------------------------------------------------------------------------------
        12/31/92                    $0.0434                    $0.0116
-------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividend and capital gain distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  China Unicom, Ltd.                                           6.63%
---------------------------------------------------------------------------------
 2.  China Mobile (Hong Kong), Ltd.                               5.97%
---------------------------------------------------------------------------------
 3.  Yizheng Chemical Fibre Co., Ltd.                             4.78%
---------------------------------------------------------------------------------
 4.  Cosco Pacific, Ltd.                                          4.46%
---------------------------------------------------------------------------------
 5.  Hutchison Whampoa, Ltd.                                      4.46%
---------------------------------------------------------------------------------
 6.  Legend Holdings, Ltd.                                        3.99%
---------------------------------------------------------------------------------
 7.  China Merchants Holdings Co., Ltd.                           3.75%
---------------------------------------------------------------------------------
 8.  China Shipping Co., Ltd.                                     3.38%
---------------------------------------------------------------------------------
 9.  Shanghai Industrial Holdings, Ltd.                           3.16%
---------------------------------------------------------------------------------
10.  Cheung Kong (Holdings), Ltd.                                 2.75%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                        FIVE LARGEST DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  A-S China Plumbing Products, Ltd.                            3.35%
---------------------------------------------------------------------------------
 2.  Moulin International Holdings, Ltd.                          1.61%
---------------------------------------------------------------------------------
 3.  New World Sun City, Ltd.                                     0.87%
---------------------------------------------------------------------------------
 4.  Road King Infrastructure, Ltd.                               0.67%
---------------------------------------------------------------------------------
 5.  Road King Infrastructure, Ltd. (Warrants)                    0.01%
---------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 2000.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders:                                             November 10, 2000

I am pleased to present the annual report for The China Fund, Inc. ("The Fund") for the fiscal year ended October 31, 2000. After taking into consideration the US$0.111 per share distribution paid to shareholders in January 2000, the Fund's Net Asset Value ("NAV") and market price decreased 1.90% and 9.14% respectively. The Fund's NAV per share decreased to US$12.37 per share from US$12.74 per share and its market price decreased to US$8.94 per share from US$9.94 per share for the year ended October 31, 2000.

CHINA AND HONG KONG MARKETS OVERVIEW
Market sentiment improved over the course of the past year as the Chinese economy strengthened. During this period, the Shanghai "B" share and Shenzhen "B" share indices gained 71.9% and 44.2%, respectively due to speculation on the introduction of government market boosting measures, and the Hang Seng Index rose 12.4% following recovery in the local economy. The Hong Kong Stock Exchange "H" shares indices, however, fell 17.0% as this market was negatively affected by the listing of several large new issues.

Primary market activity increased significantly with several large companies listing on the "H" share market during the year. The number of listings on the Shanghai "B" and Shenzhen "B" share markets remained unchanged at 53 and 54, respectively. The number of "H" shares, Chinese companies listed in Hong Kong, rose from 43 to 47 and the number of "N" shares issued by companies listed in the United States, increased from 6 to 7. Total combined market capitalization of "B", "H" and "N" shares was US$18.9 billion as of October 31, 2000.

LISTED INVESTMENTS
The Fund has increased its investments in the telecommunications and electric utilities sectors, which will likely benefit from a boost in domestic economic activities. The Fund has also accumulated trade-related stocks in the anticipation of higher export/import trade following China's imminent entry into the World Trade Organization ("WTO"). The Fund has also increased its exposure to China "B" shares in anticipation of further market boosting measures by the Chinese stock market regulatory authorities.

DIRECT INVESTMENTS
During the year, the Fund sold two investments from its Direct Investment portfolio. The Fund has fully realized its original investment in Skynet (International Group) Holdings Limited ("Skynet"), generating a total gain of US$0.55 million. In addition, as of October 31, 2000, the Fund held 247,142 bonus warrants, issued at no cost by Skynet.

On July 28, 2000, the Fund sold its investment in Wai Kee China Investments
(BVI) Company Limited ("WKC") for a total consideration of US$2.95 million. The Fund received US$1.93 million on that date and received US$0.13 million in October 2000. The balance of the consideration of US$0.89 million is scheduled to be received in tranches until May 2001.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

On June 9, 2000, the Fund announced that it had been advised by HSBC Private Equity (Hong Kong) Limited, the Direct Investment Manager, that the Direct Investment Manager would not undertake any new direct investments on behalf of the Fund. However, the Direct Investment Manager would continue to oversee and manage the Fund's existing direct investments. The Board of Directors of the Fund has explored and is considering other options for management of the Fund's assets allocated to direct investments.

As of October 31, 2000, the Fund held investments in six companies within its Direct Investment portion.

LOOKING TO 2001
China's entry into the WTO seems all but certain following the endorsement from some of the world's major economies, including the United States, the European Union and Japan. We anticipate the timing of China's WTO membership to be in early 2001. We believe China's entry into the WTO will open an exciting new chapter in global trade. This historic event should have a very positive long-term impact on China's economic growth as it is expected to boost the country's external trade, attract a large inflow of foreign investments and create employment opportunities. The greater integration of China's economy into the global market would also complement the market liberalization reforms that have already been taking place in China over the past few years.

In summary, we believe that China's long-term economic outlook remains promising and will continue to provide excellent investment opportunities for the Fund. We thank you for your continuing support and for your interest in the Fund. If you have any questions, comments or would like additional information on the Fund's holdings, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dear Stockholders:                                             November 10, 2000
REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market gained 12.4% over the twelve-month period ended October 31, 2000. In November 1999, the Hong Kong government concluded an agreement with the Walt Disney Company to build a theme park in the territory by 2005, which along with the successful launch of the Tracker Fund of Hong Kong ("TraHK") led to market gains. The surge in global telecommunication valuations has resulted in a re-rating of telecommunication/internet stocks during the early part of the fiscal year. Towards the end of November, the launch of the new Growth Enterprise Market ("GEM"), which focuses on the listing of hi-tech companies based in Hong Kong and mainland China, captured much of investors' attention. The Hong Kong stock market posted strong gains in December as technology and telecommunications share prices rose sharply. Abundant liquidity also helped market performance during the period. The Hong Kong market benefited from large cash inflows during the past year, as Hong Kong was perceived as a "safe haven" for investors over the millennium. The property sector, which had lagged behind the broader market, witnessed increased buying during this period. Good land auction results, a boost in property activities and the positive wealth effect resulting from a turnaround in the local economy and buoyant stock market have boosted sentiment.

After reaching an all time high of 17,426 points on the first trading day of the New Year, the Hong Kong market succumbed to heavy profit taking. Increased volatility in the U.S. market resulting from concerns over a possible hike in U.S. interest rates resulted in a market consolidation. News of the AOL-Time Warner merger stimulated interests in local media stocks while speculation on the possible sale of Hong Kong Telecom by its holding company, Cable & Wireless, also attracted some buying. However, the market consolidated in mid-March prior to Taiwan's presidential election due to concerns over a possible escalation in cross-strait tensions. In April, Hong Kong shares fell following a correction in the U.S. market. In particular, heavy selling was seen in technology, media and telecommunication stocks. Concerns over an aggressive tightening of fiscal policies by the Federal Reserve Bank in response to threats of U.S. inflation dragged the market down further. In May, share prices fell sharply following increased volatility in the U.S. market and the de-rating of technology, media and telecommunication stocks. The aggressive .50% hike in U.S. interest rates with potential for further rises also triggered selling in the market. However, the subsequent release of mild economic data in the U.S. alleviated concerns of further interest rate hikes.

For the time being, Hong Kong government initiatives in June to boost the residential property market by curtailing the supply of public housing led to a recovery in share prices in this sector. Fund raising has been very active during the year. China Unicom, China's second cellular phone service provider, raised $5.6 billion from the market in June. The Hang Seng Index closed at 14,895 on October 31, 2000.

The Chinese stock market had mixed performances over the twelve-month period ended October 31, 2000. On November 15, 1999, after lengthy negotiations, China and the U.S. reached an agreement relating to China's admission into the WTO. China's shares rallied on the news of this agreement, but quickly succumbed to profit taking as a result of lingering concerns over China's Y2K readiness. Share prices rebounded in early January with

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS (CONTINUED)
China's smooth transition into the new millennium. However, buying interest in technology stocks subsequently drew liquidity away from "H" shares. The prevailing market focus on technology stocks in January and February led to the weak performance of the "H" share companies, which are mainly focused in traditional industries. Poor market response to the first "H" share new issue in 2000, Beijing Capital International Airport, which fell below its issue price on its first trading day, further dampened market sentiment. Towards the end of January 2000, reports of potential changes in the MSCI indices, a set of global benchmark indices with a large institutional following, which would lower the weighting of "H" share constituent stocks, triggered selling in the market. The annual National People's Congress ("NPC") held in March reaffirmed the government's commitment to the various reforms initiated two years ago by Premier Zhu Rongji. The correction in technology stocks in April benefited the "H" shares, which primarily operate in the traditional 'old economy' sectors. The better-than-expected 1999 earnings results released in April attracted some bargain hunting as investors refocused on the value stocks. In July 2000, the surprise merger between two of China's largest independent power producers, Huaneng Power International and Shandong Huaneng together with a report that China plans to consolidate the nation's aviation industry was viewed favorably by the market and led to market gains.

The China Securities Regulatory Commission (CSRC) relaxed listing rules to allow Chinese companies to list on more than one stock market. This was perceived as positive for the "H" shares as these companies will now be given greater flexibility to raise funding for future expansions from the domestic "A" share market which trades at higher earnings multiples. In addition, CSRC also allowed listed companies greater autonomy in restructuring their assets. There were positive developments with financial reforms with the central bank authority stating that interest rate policies will be liberalized in three years and that significant progress in the opening up of China's capital market will be achieved over the next five years. The U.S. Senate's approval on the bill to grant China Permanent Normal Trade Relations ("PNTR") status in September 2000 has paved the way for China's eventual entry into the WTO. Recently, a correction in the global equity markets and massive cash calls by Chinese companies in October 2000 put downward pressure on China shares. China Mobile raised $4.7 billion from the market through a combination of convertible bond ($600 million) and equity placements ($4.1 billion) to investors. In addition, China's largest oil exploration, refining and petrochemical company, China Petroleum & Chemical Corporation, raised $3.4 billion from the market with its initial public offering in October which triggered selling in existing Chinese oil and petrochemical shares. High oil prices over the month arising from tension in the Middle East triggered profit taking on aviation stocks due to concern over surging fuel costs. The annual meeting of senior officials at the Fifth Plenary Session of the 15th Central Committee held in October reinforced the government's commitment to invigorating the country's state-owned enterprises and improve China's overall economic efficiency ahead of more competitive market environment in the future. The WTO talks progressed smoothly with a working party meeting scheduled to be held in Geneva in November to resolve the remaining technical issues regarding China's final entry. It is anticipated that China will join the WTO by the first quarter of 2001. During the twelve-month period ended October 31, 2000, the "H" share index declined by 17.0% to close at 412.

Over the twelve-month period, the "B" shares market surged on anticipation of new regulations allowing the formation of sino-foreign joint-venture funds that may invest in "B" shares. Sentiment was also boosted by

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS (CONTINUED) speculation that the "B" shares may be merged with the higher-priced domestic "A" shares as a part of market liberalization following China's WTO entry. Over the period, the Shanghai and Shenzhen "B" share markets gained 71.9% and 44.2%, respectively.

Recent Chinese economic statistics were encouraging and indicate a recovery in export growth and domestic consumption. China's economy grew 8.2% over the first nine months of 2000 as compared with 7.1% during the 1999 calendar year. Inflation, as measured by the Consumer Price Index, registered a 0.2% increase in the nine-month period ended September 30, 2000, as compared with a decrease of 1.4% during the nine-month period ended September 30, 1999. During the nine-month period ended September 30, 2000, retail sales also rebounded strongly, up 9.9%, as compared with a 6.8% growth last year. Money supply growth, M2, fell from 14.7% growth at the end of 1999 to 13.4% by September 2000. During the nine-month period ended September 30, 2000, China's exports surged 33.1% to $182.3 billion while imports rose 38.7% year-on-year to $163.1 billion giving rise to a cumulative trade surplus of $19.2 billion. As of the end of September 2000, China's foreign exchange reserves stood at $160.0 billion, up $5.3 billion from year-end 1999. Contractual foreign direct investment rose by 27.9% to $37.9 billion from January to September 2000 because of optimism toward China's continuing market liberalization. However, utilized foreign direct investment fell 8.7% to $26.6 billion during this period as investment project implementations may be held back pending China's confirmed WTO membership.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments among the various sectors by market value as of October 31, 2000 and October 31, 1999:

HONG KONG                                                                  10/31/00        10/31/99
---------                                                                  --------        --------
HONG KONG SHARES                Conglomerate                                 11.3%           13.6%
                                Financial
                                                                              1.8             0.0
                                Industrial
                                                                              5.4            20.7
                                Infrastructure
                                                                              4.6             0.0
                                Property
                                                                              2.9             1.2
                                Service
                                                                              9.0             0.0
                                Telecommunication
                                                                             13.6             5.2
                                Transportation
                                                                              2.0             4.3
                                                                            -----           -----
                                                                             50.6            45.0
                                                                            -----           -----
"H" SHARES                      Industrial                                    9.5            22.6
                                Infrastructure
                                                                              2.6             3.6
                                Transportation
                                                                             10.1             7.6
                                Utility
                                                                              7.1             6.8
                                                                            -----           -----
                                                                             29.3            40.6
                                                                            -----           -----
                                HONG KONG SUB-TOTAL
                                                                             79.9            85.6
                                                                            -----           -----
CHINA
SHANGHAI "B" SHARES             Industrial                                    2.4             1.1
                                Property
                                                                              1.3             1.0
                                Service
                                                                              1.3             1.2
                                Transportation
                                                                              3.8             0.7
                                Utility
                                                                              3.5             1.6
                                                                            -----           -----
                                                                             12.3             5.6
                                                                            -----           -----
SHENZHEN "B" SHARES             Industrial                                    1.5             2.4
                                Property
                                                                              0.0             1.1
                                Utility
                                                                              0.0             1.2
                                                                            -----           -----
                                                                              1.5             4.7
                                                                            -----           -----
"N" SHARES                      Utility                                       2.5             2.9
                                                                            -----           -----
                                CHINA SUB-TOTAL
                                                                             16.3            13.2
                                                                            -----           -----
                                CASH
                                                                              3.8             1.2
                                                                            -----           -----
                                TOTAL
                                                                            100.0%          100.0%
                                                                            =====           =====

During the period under review, the Fund has increased its weighting in Hong Kong, bringing the exposure up to 50.6% from 45.0%. We have decreased the Fund's "H" share holdings from 40.6% to 29.3%. Investment in "B" shares was increased with the exposure to Shanghai "B" shares increased from 5.6% to 12.3%. Weighting in the Shenzhen "B" shares was cut from 4.7% to 1.5%. The weighting in "N" shares was cut from 2.9% to 2.5%. The cash level was increased to 3.8% from 1.2%.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS
As of October 31, 2000, the Fund's Direct Investment portfolio was comprised of investments in six companies. A description of these investments is set out below:

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The Project has a total permissible floor area of approximately 1.12 million square meters and is being developed over several phases. As of October 31, 2000, 80% of the total units offered for sale had been sold. The Fund had received interest and repayments totalling US$3.25 million, or 89% of its original investment cost.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of sanitaryware products through the acquisition of seven joint ventures in China. The company is a subsidiary of American Standard Inc. ("ASI"), a U.S. based international manufacturer of plumbing products, air-conditioners, automobile and medical systems products. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company; which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. In December 1996, the Fund made a full provision against the cost of its investment in Siu Fung. Despite numerous attempts to restructure the company, no agreement was reached. Siu Fung is currently under compulsory liquidation as a result of petitions to wind up Siu Fung and three other companies within the Siu Fung Ceramics Holdings Group filed on March 26, 1999 by The Hong Kong and Shanghai Banking Corporation ("HSBC"), a major creditor of Siu Fung and of the Group. Winding-up orders were granted by the High Court of Hong Kong SAR in respect of Siu Fung on May 9, 2000 and KPMG has been appointed Joint Special Managers and Liquidators.

SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community that provides residences, school, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a site of
1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. The company is facing a tight liquidity situation and the investment is subject to litigation. The Fund made a full provision against the cost of its investment in SLEC as of October 29, 1999.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King is an operator of toll roads in China and has interests in eighteen toll roads with a combined length of approximately 610 kilometers. Road King achieved a listing of its shares on the HKSE in 1996.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

MOULIN INTERNATIONAL HOLDINGS, LIMITED ("MIH")
MIH is engaged in the manufacture, distribution and retailing of optical frames. It is the largest manufacturer of optical frames in Asia and is one of the largest manufacturers globally. The company has over 60 active ODM customers, primarily authorized licensees of designer brands, leading distributors and retail chains of optical frames. MIH has distribution offices in Hong Kong SAR, the Chinese Mainland, Singapore, Malaysia, the Philippines, Taiwan, Germany and the U.S. MIH operates the largest optical retail chain in Shanghai, America's Eyes. The Fund's investment is valued at cost.

Sincerely,
Richard C. Wong, Listed Investment Manager
Vincent J. Warner, Direct Investment Manager

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
Mr. Richard C. Wong serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Wong holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University. He is currently an Associate Director at HSBC Asset Management (Hong Kong) Limited. Mr. Wong first joined HSBC Asset Management (Hong Kong) Limited in 1993 as an investment manager specializing in China and Taiwan equities. In 1995 he began working for Nikko Capital Management in Hong Kong before returning to HSBC Asset Management (Hong Kong) Limited in January of 1997.

DIRECT INVESTMENT MANAGER
Mr. Vincent J. Warner has served as the portfolio manager of the Fund's direct investment portfolio since January 1999. He is a director of HSBC Private Equity Management (Hong Kong) Limited.

Mr. Warner has had responsibility for the Fund's direct investment portfolio since February 1998 and has been a member of the team managing the Fund's Direct Investment Portion since July 1995. Prior to joining HSBC Private Equity Management (Hong Kong) Limited, Mr. Warner worked for AusAsean Management Limited, the direct investment subsidiary of the AusAsean Group in Australia and Lloyds Development Capital Limited, the direct investment subsidiary of Lloyds Bank plc in the U.K. Mr. Warner holds an MA in jurisprudence from Oriel College, Oxford, England.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHANGHAI "B" SHARES
  COMMUNICATION SERVICES -- (1.2%)
     Eastern Communications Co., Ltd. ......................   1,519,150            $  1,437,116
                                                                                    ------------
  ELECTRIC UTILITIES -- (3.2%)
     Heilongjiang Electric Power Co., Ltd. .................   2,800,000               1,394,400
     Zhejiang Southeast Electric Power Co., Ltd. ...........   7,000,000               2,590,000
                                                                                    ------------
                                                                                       3,984,400
                                                                                    ------------
  PROPERTY DEVELOPER -- (1.3%)
     Shanghai Lujiazui Finance and Trade Zone Development
       Co., Ltd. ...........................................   3,951,285               1,627,930
                                                                                    ------------
  TIRES & RUBBER -- (1.0%)
     Shanghai Tyre & Rubber Co., Ltd.*......................   3,600,000               1,260,000
                                                                                    ------------
  TRANSPORTATION -- (3.6%)
     Shanghai Dazhong Taxi Co., Ltd. .......................   6,530,000               3,382,540
     Tianjin Marine Shipping Co., Ltd. .....................   3,500,000               1,134,000
                                                                                    ------------
                                                                                       4,516,540
                                                                                    ------------
  TRAVEL & TOURISM -- (1.3%)
     Huangshan Tourism Development Co., Ltd. ...............   3,673,800               1,682,600
                                                                                    ------------
          TOTAL SHANGHAI "B" SHARES -- (Cost $14,829,849)                   11.6%     14,508,586
                                                                            ----    ------------
CHINA -- SHENZHEN "B" SHARES
  IRON AND STEEL -- (1.4%)
     Bengang Steel Plates Co., Ltd.*........................   7,309,600               1,752,654
                                                                                    ------------
          TOTAL SHENZHEN "B" SHARES -- (Cost $1,640,069)                     1.4%      1,752,654
                                                                             ---    ------------
          TOTAL CHINA -- (Cost $16,469,918)                                 13.0%     16,261,240
                                                                            ----    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG
  BANKS -- (1.7%)
     Bank of East Asia, Ltd. ...............................     960,000            $  2,166,432
                                                                                    ------------
  COMMERCIAL SERVICES -- (4.4%)
     Cosco Pacific, Ltd. ...................................   7,533,000               5,553,885
                                                                                    ------------
  COMPUTERS & BUSINESS EQUIPMENT -- (4.0%)
     Legend Holdings, Ltd. .................................   5,880,000               4,976,022
                                                                                    ------------
  DIVERSIFIED -- (10.6%)
     China Merchants Holdings Co., Ltd. ....................   6,740,000               4,666,752
     Citic Pacific, Ltd. ...................................     750,000               3,010,002
     Hutchison Whampoa, Ltd. ...............................     446,500               5,553,340
                                                                                    ------------
                                                                                      13,230,094
                                                                                    ------------
  ELECTRONICS -- (1.0%)
     TCL International Holdings, Ltd.*......................   7,100,000               1,165,278
                                                                                    ------------
  INFRASTRUCTURE -- (4.3%)
     New World Infrastructure, Ltd.*........................   1,550,000               1,411,078
     Shanghai Industrial Holdings, Ltd. ....................   2,090,000               3,939,351
                                                                                    ------------
                                                                                       5,350,429
                                                                                    ------------
  PROPERTY DEVELOPER -- (2.7%)
     Cheung Kong (Holdings), Ltd. ..........................     310,000               3,428,324
                                                                                    ------------
  RETAIL -- (2.4%)
     Giordano International, Ltd. ..........................   5,000,000               2,933,068
                                                                                    ------------
  TELECOMMUNICATIONS -- (12.6%)
     China Mobile (Hong Kong), Ltd.*........................   1,160,000               7,436,851
     China Unicom, Ltd.*....................................   4,118,000               8,263,457
                                                                                    ------------
                                                                                      15,700,308
                                                                                    ------------
  TRANSPORTATION -- (1.9%)
     Cathay Pacific Airways.................................   1,280,000               2,322,349
                                                                                    ------------
  TRAVEL & TOURISM -- (1.5%)
     China Travel International Investment Hong Kong,
       Ltd. ................................................  15,000,000               1,827,157
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $62,979,008)                             47.1%     58,653,346
                                                                            ----    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG -- "H" SHARES
  CHEMICALS -- (7.0%)
     PetroChina Co., Ltd. ..................................  13,060,000            $  2,746,301
     Yizheng Chemical Fibre Co., Ltd.*......................  32,500,000               5,959,097
                                                                                    ------------
                                                                                       8,705,398
                                                                                    ------------
  ELECTRIC UTILITIES -- (6.6%)
     Beijing Datang Power Generation Co., Ltd. .............  11,500,000               2,742,659
     Huaneng Power International, Inc. .....................   8,218,000               3,213,861
     Shandong International Power Development Co., Ltd. ....  14,340,000               2,243,211
                                                                                    ------------
                                                                                       8,199,731
                                                                                    ------------
  INFRASTRUCTURE -- (2.5%)
     Zhejiang Expressway Co., Ltd. .........................  19,814,000               3,201,134
                                                                                    ------------
  IRON AND STEEL -- (1.8%)
     Angang New Steel Co., Ltd. ............................  23,000,000               2,182,331
                                                                                    ------------
  TRANSPORTATION -- (9.4%)
     Beijing Capital International Airport Co., Ltd. .......   7,084,000               1,625,896
     China Eastern Airlines, Corp., Ltd.*...................  21,600,000               3,129,632
     China Shipping Co., Ltd.*..............................  27,600,000               4,211,309
     China Southern Airlines Co., Ltd.*.....................  11,000,000               2,708,039
                                                                                    ------------
                                                                                      11,674,876
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $35,689,477)                                                    27.3%     33,963,470
                                                                            ----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost
            $98,668,485)                                                    74.4%     92,616,816
                                                                            ----    ------------
UNITED STATES -- "N" SHARES
  ELECTRIC UTILITIES -- (2.3%)
     Huaneng Power International, Inc. .....................     187,000               2,851,750
                                                                                    ------------
          TOTAL UNITED STATES -- "N" SHARES --
            (Cost $2,531,425)                                                2.3%      2,851,750
                                                                            ----    ------------
          TOTAL COMMON STOCK AND OTHER
            EQUITY INTERESTS -- (Cost $117,669,828)                         89.7%    111,729,806
                                                                            ----    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
DIRECT INVESTMENTS
  CERAMIC PRODUCTS -- (0.0%)
     Siu Fung Ceramics Concept Company, Ltd. (acquired
       11/30/94)*(1)........................................       8,000            $          0
                                                                                    ------------
  GRANITE AND MARBLE PRODUCTS -- (0.0%)
     Skynet (International Group) Holdings Ltd. (warrants,
       expiring on April 7, 2001)*..........................     247,142                   3,137
                                                                                    ------------
  INFRASTRUCTURE -- (0.7%)
     Road King Infrastructure, Ltd. (acquired 3/29/96)......   1,969,200                 833,230
     Road King Infrastructure, Ltd. (warrants, expiring on
       September 5, 2003)*..................................     393,840                  15,150
                                                                                    ------------
                                                                                         848,380
                                                                                    ------------
  PLUMBING -- (3.3%)
     A-S China Plumbing Products, Ltd. (acquired
       4/14/94)*(1).........................................         450               4,178,520
                                                                                    ------------
  PROPERTY DEVELOPER -- (0.0%)
     Shanghai Links Executive Community Ltd. (acquired
       3/12/97)*(1).........................................     100,000                       0
     Shanghai Links Executive Community Ltd. Class A
       preference shares (acquired 3/12/97)*(1).............     900,000                       0
                                                                                    ------------
                                                                                               0
  REAL ESTATE -- (0.9%)
     New World Sun City, Ltd. (acquired 12/12/92)*(1).......          83               1,083,524
                                                                                    ------------
  RETAIL -- (1.6%)
     Moulin International Holding, Ltd. (acquired
       8/17/99)*(1).........................................   2,000,000               2,002,750
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $18,213,792)                     6.5%      8,116,311
                                                                           -----    ------------
PUT OPTIONS PURCHASED
     Siu Fung Ceramics Concept, exercise price $1.00, no
       expiration date......................................          80                   8,000
                                                                                    ------------
          TOTAL PUT OPTIONS PURCHASED -- (Cost $0)                           0.0%          8,000
                                                                           -----    ------------
TOTAL INVESTMENTS -- (Cost $135,883,620) (Note E)                           96.2%    119,854,117
                                                                           -----    ------------
OTHER ASSETS AND LIABILITIES                                                 3.8%      4,765,257
                                                                           -----    ------------
NET ASSETS                                                                 100.0%   $124,619,374
                                                                           -----    ============

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

 * Denotes non-income producing security

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Note A and B to the Financial Statements.

Information concerning options written at October 31, 2000 is shown below:

                                                        NO. OF     EXERCISE   EXPIRATION   MARKET
CALL OPTIONS                                           CONTRACTS    PRICE        DATE       VALUE
------------                                           ---------   --------   ----------   -------
Siu Fung Ceramics Concept............................     80        $1.00        None      $8,000

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
  Investments in listed investments, at value (cost
     $117,669,828) (Note A).................................  $111,729,806
  Investments in direct investments, at value (cost
     $18,213,792) (Notes A and B)...........................     8,124,311
  Foreign currency, at value (cost $3,673,013)..............     3,611,292
  Receivable for investments sold...........................     1,877,200
  Dividends and interest receivable.........................        58,843
                                                              ------------
TOTAL ASSETS................................................   125,401,452
                                                              ------------
LIABILITIES:
  Payable to custodian......................................       486,289
  Investment management fee payable (Note C)................       110,541
  Administration, custodian and transfer agent fees
     payable................................................        31,480
  Accrued expenses and other liabilities....................       153,768
                                                              ------------
TOTAL LIABILITIES...........................................       782,078
                                                              ------------
TOTAL NET ASSETS............................................  $124,619,374
                                                              ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D).......................  $    100,732
  Capital paid in excess of par (Note D)....................   138,773,049
  Accumulated net realized gain on investments and foreign
     currency transactions..................................     1,845,619
  Net unrealized depreciation on investments and foreign
     currency transactions..................................   (16,100,026)
                                                              ------------
TOTAL NET ASSETS............................................  $124,619,374
                                                              ============
NET ASSET VALUE PER SHARE
  ($124,619,374 /10,073,173 shares of common stock
     outstanding)...........................................        $12.37
                                                                    ======

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- listed investments.....................  $ 1,705,283
  Dividend income -- direct investments.....................      616,559
  Interest income -- listed and short-term investments......      160,047
  Interest income -- direct investments.....................      141,965
                                                              -----------
     TOTAL INVESTMENT INCOME................................    2,623,854
                                                              -----------
EXPENSES:
  Investment management fee (Note C)........................    1,658,470
  Administration, custodian and transfer agent fees.........      509,278
  Directors' fees and expenses (Note C).....................      312,445
  Legal fees................................................      163,104
  Audit and tax service fees................................       69,342
  Insurance.................................................       69,073
  Shareholder services fee..................................       57,501
  Printing and postage......................................       48,617
  Miscellaneous expenses....................................       30,864
                                                              -----------
     TOTAL EXPENSES.........................................    2,918,694
                                                              -----------
NET INVESTMENT LOSS.........................................     (294,840)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
  Net realized gain on listed investment transactions.......    7,651,532
  Net realized loss on direct investment transactions.......   (3,359,284)
  Net realized gain on foreign currency transactions........        7,951
                                                              -----------
                                                                4,300,199
                                                              -----------
  Net change in unrealized depreciation on listed
     investments and foreign currency transactions..........   (9,247,371)
  Net change in unrealized appreciation on direct
     investments............................................    2,676,652
                                                              -----------
                                                               (6,570,719)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................   (2,270,520)
                                                              -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(2,565,360)
                                                              ===========

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..............................    $   (294,840)       $  1,130,248
  Net realized gain on investment and foreign currency
     transactions...........................................       4,300,199           6,213,756
  Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations..........      (6,570,719)         10,736,479
                                                                ------------        ------------
  Net increase (decrease) in net assets resulting from
     operations.............................................      (2,565,360)         18,080,483
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS FROM:
  Net investment income.....................................      (1,118,122)           (816,647)
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........      (1,118,122)           (816,647)
                                                                ------------        ------------
CAPITAL STOCK TRANSACTIONS
  Fund shares repurchased (Note D)..........................              --          (5,852,335)
                                                                ------------        ------------
  Total decrease in net assets from capital stock
     transactions...........................................              --          (5,852,335)
                                                                ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS.......................      (3,683,482)         11,411,501
                                                                ------------        ------------
NET ASSETS:
Beginning of period.........................................     128,302,856         116,891,355
                                                                ------------        ------------
End of period, including undistributed net investment income
  of $0 and $1,116,171, respectively........................    $124,619,374        $128,302,856
                                                                ============        ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEAR(S) INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               YEAR ENDED OCTOBER 31,
                                              --------------------------------------------------------
                                                2000        1999        1998        1997        1996
                                              --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE(1)
Net asset value, beginning of period........  $  12.74    $  10.84    $  16.97    $  13.24    $  12.87
Net investment income (loss)................     (0.03)       0.12        0.08(2)    (0.02)(2)     0.06
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions..............................     (0.23)       1.86       (5.71)       3.83        0.40
                                              --------    --------    --------    --------    --------
Total from investment operations............     (0.26)       1.98       (5.63)       3.81        0.46
                                              --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income......     (0.11)      (0.08)         --       (0.08)      (0.09)
  Distributions from net realized capital
    gains...................................        --          --       (0.50)         --          --
                                              --------    --------    --------    --------    --------
Total distributions.........................     (0.11)      (0.08)      (0.50)      (0.08)      (0.09)
                                              --------    --------    --------    --------    --------
Net asset value, end of period..............  $  12.37    $  12.74    $  10.84    $  16.97    $  13.24
                                              ========    ========    ========    ========    ========
Per share market value, end of period.......  $   8.94    $   9.94    $   8.75    $  13.31    $  11.75
                                              ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  VALUE)....................................     (9.14)%     14.65%     (31.98)%     13.88%       0.74%
                                              ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)...........  $124,619    $128,303    $116,891    $184,035    $143,599
Ratio of expenses to average net assets.....      2.12%       2.28%       2.22%(2)     2.15%(2)     2.56%
Ratio of net investment income (loss) to
  average net assets........................     (0.21)%      0.95%       0.68%      (0.11)%      0.49%
Portfolio turnover rate.....................       108%         75%         24%         39%         41%

(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
    (loss) per share is after the waiver of a portion of the Investment Management Fee by the Investment Manager (Note C). Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows:
    For the year ended October 31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A  -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the year ended October 31, 2000, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Currencies, investments and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OPTIONS CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At October 31, 2000, Direct Investments amounting to $7,264,794 (5.83% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note
A -- Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management (Hong Kong) Limited (the "Investment Manager") serves as Investment Manager pursuant to an investment advisory and management agreement with the Fund (the "Management Agreement"). Effective July 1, 2000, the Management Agreement was amended to reduce the fee paid by the Fund to the Investment Manager for its services to the annual rate of 1.15% of the Fund's average weekly net assets. During the period from March 13, 1998 to July 1, 2000, the Investment Manager was entitled to receive a fee for its services at the annual rate of 1.25% of the Fund's average weekly net assets. HSBC Private Equity (Asia) Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee by the Investment Manager.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2000, the Fund did not participate in this program. For the year ended October 31, 1999, the Fund repurchased 707,864 shares of its common stock. Proceeds paid by the Fund for the repurchase of its shares, including commissions of $21,236, amounted to $5,852,335.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2000, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $142,960,317 and $146,816,706, respectively. At October 31, 2000, the cost of investments for federal income tax purposes was $136,042,032. Gross unrealized appreciation of investments was $6,614,462, while gross unrealized depreciation of investments was $22,810,377, resulting in net unrealized depreciation of investments of $16,195,915. In addition, as of October 31, 2000 the Fund had a capital loss carryforward of $6,291,943 for Federal income tax purposes which may be utilized to offset future capital gains. Of this amount, $2,436,126 will expire in 2006 and $3,855,817 will expire in 2008.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G -- OPTIONS

For the year ended October 31, 2000, the following reflects the written option activity:

                                                                  CALL OPTIONS WRITTEN
                                                              -----------------------------
                                                              NUMBER OF CONTRACTS   PREMIUM
                                                              -------------------   -------
Balance as of October 31, 1999..............................          --            $   --
Written.....................................................          80                --
Closed......................................................          --                --
                                                                      --            ------
Outstanding as of October 31, 2000..........................          80                --
                                                                      ==            ======

THE CHINA FUND, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE STOCKHOLDERS AND BOARD OF DIRECTORS
THE CHINA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., (the "Fund"), including the schedule of investments as of October 31, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 2000, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                         /s/ KPMG LLP

Boston, Massachusetts
December 8, 2000

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                 (This page has been left blank intentionally.)

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
452 5th Avenue, 10th Floor
New York, NY 10018
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Sir Alan Donald KCMG, Director
Paul C. Guidone, President and Director
Michael F. Holland, Director
Burton Levin, Director
James J. Lightburn, Director
Joe O. Rogers, Director
John W. English, Director
Nigel S. Tulloch, Director
Thomas R. Callahan, Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr., Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management (Hong Kong) Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management (Hong Kong) Limited

SHAREHOLDER SERVICING AGENT
Corporate Investors Communications, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP